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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 27, 2004

                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-14141                                   13-3937434
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    (Commission File Number)                (IRS Employer Identification No.)


   600 THIRD AVENUE, NEW YORK, NEW YORK                        10016
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 697-1111
--------------------------------------------------------------------------------
              (Registrants' Telephone Number, Including Area Code)





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ITEM 5. OTHER EVENTS

QUARTERLY DIVIDEND

On July 14, 2004, L-3 Communications Holdings, Inc. (L-3) issued a press release announcing that its Board of Directors has declared L-3's regular quarterly dividend of $0.10 per share, payable on September 15, 2004, to shareholders of record at the close of business on August 17, 2004.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

EQUITY-BASED COMPENSATION PLANS

In addition, the number of shares of common stock available for issuance under the following Registration Statements, which relate to L-3's equity-based compensation plans, increased by one hundred percent as a result of the two-for-one stock split announced by L-3 on April 23, 2002: 333-59281, 333-64389, 333-78317, 333-64300 and 333-103752.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibits are being furnished herewith:

          Exhibit No.        Exhibit Description
          -----------        -------------------

               99 Press release, dated July 27, 2004, issued by L-3 Communications Holdings, Inc.

               99.1 Press release announcing the declaration of L-3 Communications Holdings, Inc.'s regular quarterly dividend

ITEM 12.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

     On July 27, 2004, L-3 Communications Holdings, Inc. (L-3) issued a press release setting forth L-3's 2004 second quarter financial results. A copy of L-3's press release is attached hereto as Exhibit 99.

















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                              L-3 COMMUNICATIONS HOLDINGS, INC.



                              By: /s/ Christopher Cambria
                                 ----------------------------------------------
                                 Name:  Christopher C. Cambria
                                 Title: Senior Vice President, Secretary and
                                        General Counsel











Dated: July 27, 2004









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                                  EXHIBIT INDEX

Exhibit
Number        Title
-------       -----
99            Press release, dated July 27, 2004, issued by L-3
              Communications Holdings, Inc.

99.1 Press Release announcing the declaration of L-3 Communications Holdings, Inc.'s regular quarterly dividend